                                                                   EXHIBIT 10.24

[LOGO OF AMGEN]      Amendment #2 dated June 22, 2000 to Agreement No. 19990110
--------------------------------------------------------------------------------

Agreement No. 19990110, between Amgen Inc. ("Amgen") and Total Renal Care, Inc., including any prior amendments thereto, shall be amended, and for the period commencing 4/1/2000 shall be restated in its entirety to read in full as stated below.

This agreement ("Agreement") together with all Appendices attached hereto and incorporated herein by this reference, between Amgen Inc. ("Amgen") and Total Renal Care, Inc., including the freestanding dialysis center affiliate(s) listed on Appendix B, (collectively, "Dialysis Center"), sets forth the terms and conditions for the purchase of EPOGEN(R) (Epoetin alfa) by Dialysis Center for the exclusive treatment of dialysis patients.

1. Term of Agreement. The "Term" of this Agreement shall be defined as April 1, 2000 ("Commencement Date") through March 31, 2001 ("Termination Date").

2. Dialysis Center Affiliates. Dialysis Center must provide Amgen with a complete list of its dialysis center affiliates ("Affiliates") on or before the date this Agreement is executed by Dialysis Center. Affiliates eligible to participate under this Agreement shall be listed in Appendix B, and shall reflect facilities owned in whole or in part by Dialysis Center or for which Dialysis Center provides management or administrative services, such services to include the purchase and billing of EPOGEN(R). Additions to the dialysis center Affiliates listed on Appendix B may be made pursuant to the request of Dialysis Center's corporate headquarters and are subject to approval and acknowledgment by Amgen in writing, such approval and acknowledgment not to be unreasonably withheld, conditioned or delayed. Dialysis Center may delete Affiliates from participation in this Agreement at any time, in its sole discretion. Amgen requires reasonable notice before the effective date of change (the "Administrative Effective Date") for any addition or deletion of Affiliates. [DELETED]; all such purchases by Dialysis Center during such period shall constitute "Qualified Purchases" under this Agreement and shall be included for purposes of eligibility and calculation of each and every discount and incentive provided hereunder and in Appendix A, including but not limited to, [DELETED] set forth in section 1 of Appendix A, so long as Amgen is not obligated to pay the same discount or incentive attributable to the same purchases to any person or entity other than Dialysis Center. Amgen reserves the right in its reasonable discretion to terminate any Affiliates with regard to participation in this Agreement. Termination of any Affiliate by Amgen shall be effective (a) immediately in instances in which Amgen determines, in its discretion, that such immediate termination is required by law or order of any court or regulatory agency or as a result of negligence in the use or administration of EPOGEN(R) by such Affiliate; or (b) upon 30 days prior written notice to Dialysis Center in all other instances; provided, that such termination shall be effective before the expiration of such 30 days where Dialysis Center requests or consents to such earlier termination.

3. Own Use. Dialysis Center hereby certifies that EPOGEN(R)purchased hereunder shall be for Dialysis Center's "own use", for the exclusive treatment of dialysis patients.

4. Authorized Wholesalers. Dialysis Center must provide Amgen with a complete list of its current wholesalers, from whom Dialysis Center intends to purchase EPOGEN(R), and must provide the list to Amgen on or before the date this Agreement is executed by Dialysis Center's corporate headquarters. The list must include the name and complete address of each designated wholesaler. Wholesalers designated by Dialysis Center and approved by Amgen to participate in this program will be deemed "Authorized Wholesalers". A current listing of Dialysis Center's Authorized Wholesalers is referenced in Appendix B. Notification of proposed changes to the list of Authorized Wholesalers must be provided to Amgen in writing at least 30 days before the effective date of the proposed change; provided, however, that Amgen will use its best efforts to accept a change on fewer than 30 days' notice. Amgen reserves the right, in its reasonable discretion, to reject or terminate, with reasonable notice, any wholesaler with regard to participation in this Agreement, so long as (a) Amgen rejects or terminates such wholesaler with respect to providing EPOGEN(R) to any and all purchasers of EPOGEN(R), or (b) such wholesaler independently requests Amgen to remove it as an Authorized Wholesaler for Dialysis Center. Amgen also reserves the right, in its reasonable discretion, to accept wholesalers with regards to participation in this Agreement, but Amgen agrees that it shall accept any Wholesaler designated by Dialysis Center which provides EPOGEN(R) to other purchasers approved by Amgen. Dialysis Center agrees to request all Authorized Wholesalers to submit product sales information to a third-party sales reporting organization designated by Amgen.

--------------------------------------------------------------------------------

5. Qualified Purchases. Only EPOGEN(R) purchased under this Agreement by Dialysis Center through Authorized Wholesalers, as confirmed by Amgen based on sales tracking data, will be deemed "Qualified Purchases".

6. Commitment to Purchase. Dialysis Center agrees to purchase EPOGEN(R) for all of its dialysis use requirements for recombinant human erythropoietin, and Amgen agrees to supply through Authorized Wholesalers all orders as placed by Dialysis Center. Notwithstanding the foregoing, Amgen expressly acknowledges and agrees that Dialysis Center may participate in clinical trials involving the administration of other products for the management of anemia in dialysis patients. Dialysis Center may purchase another brand of recombinant human erythropoietin for its dialysis use requirements only for the time, and only to the extent, that Amgen has notified Dialysis Center's corporate headquarters in writing that Amgen cannot supply EPOGEN(R) within and for the time period reasonably required by Dialysis Center. Any such notification shall be given by Amgen at least 30 days prior to the date on which Amgen will cease supplying EPOGEN(R) to Dialysis Center, unless an act or event described in Section 16 below, or an order of a regulatory agency or other action arising out of patient safety concerns, requires the giving of shorter notice. [DELETED].

7. Confidentiality. Both Amgen and Dialysis Center agree that this Agreement represents and contains confidential information which shall not be disclosed to any third party, or otherwise made public, without prior written authorization of the other party, except where such disclosure is contemplated hereunder or required by law, and then upon notification to the other party.

8. Discounts. Dialysis Center shall qualify for discounts and incentives subject to material compliance with the terms and conditions of this Agreement as well as the schedules and terms set forth in Appendix A, which is incorporated by reference hereto and made a part of this Agreement. Discounts in arrears will be paid in the form of a check payable to Dialysis Center's corporate headquarters. Discounts in arrears will be calculated in accordance with Amgen's discount calculation policies based on Qualified Purchases using the [DELETED] as the calculation price, except as otherwise provided hereunder. Upon vesting, Amgen will make such discounts available within [DELETED], after receipt by Amgen of all required data, in a form reasonably acceptable to Amgen, detailing all Qualified Purchases during the applicable period. Payment amounts, as calculated by Amgen, must equal or exceed $100.00 for the applicable period to qualify, and are subject to audit and final determination [DELETED], as provided in Appendix A hereto. Subject to the section entitled "Breach of Agreement", in the event that Amgen is notified in writing that Dialysis Center, and/or any Affiliate(s) (the "Acquired Party") is acquired by another entity or a change of control otherwise occurs with respect to any Acquired Party, any discounts which may have been earned hereunder for all periods preceding such acquisition or change of control shall be paid in the form of a check payable to Dialysis Center's corporate headquarters, subject to the conditions and requirements described herein. [DELETED]. Amgen and Dialysis Center agree that, for purposes of determining eligibility for and calculation of all discounts and all incentives provided in this Agreement (including, without limitation, all discounts and incentives as are set forth in Appendix A), a Qualified Purchase of EPOGEN(R) shall be deemed made on the date of invoice to Dialysis Center from an Authorized Wholesaler. Upon any termination of this Agreement, Amgen shall pay to Dialysis Center all discounts and incentives earned by Dialysis Center through the date of termination.

--------------------------------------------------------------------------------

9. Treatment of Discounts. Dialysis Center agrees that it will properly disclose and account for any discount or other reduction in price earned hereunder, in whatever form, (i.e. pricing, discount, or incentive) in a way that complies with all applicable federal, state, and local laws and regulations, including without limitation, Section 1128B(b) of the Social Security Act and its implementing regulations. Section 1128B(b) requires that a provider of services will properly disclose and appropriately reflect the value of any discount or other reduction in price earned in the costs claimed or charges made by the provider under a federal health care program, as that term is defined in Section 1128B(f). Dialysis Center also agrees that it will (a) claim the benefit of such discount received, in whatever form, in the fiscal year in which such discount was earned or the year after, (b) fully and accurately report the value of such discount in any cost reports filed under Title XVIII or Title XIX of the Social Security Act, or a state health care program, and (c) provide, upon request by the U.S. Department of Health and Human Services or a state agency or any other federally funded state health care program, the information furnished to Dialysis Center by Amgen concerning the amount or value of such discount. Dialysis Center's corporate headquarters agrees that it will advise all Affiliates, in writing, of any discount received by Dialysis Center's corporate headquarters hereunder with respect to purchases made by such Affiliates and that said Affiliates will account for any such discount in accordance with the above stated requirements.

10. Data Collection. Dialysis Center agrees that all data to be provided to Amgen pursuant to this Agreement, shall be in a form that does not disclose the identity or name of any patient or other patient-identifying information such as address, telephone number, or social security number. Dialysis Center acknowledges that the data to be supplied to Amgen pursuant to this Agreement shall be used to support verification of the discounts and incentives referenced herein, as well as for Amgen-sponsored research concerning the role of EPOGEN(R) in improving treatment outcomes and quality of life of dialysis patients. Dialysis Center shall consistently use a unique alpha-numeric code (which shall not be the same as the patient's social security number) as a "case identifier" to track the care rendered to each individual patient over time, and such case identifier shall be included in the data provided to Amgen. The key or list matching patient identities to their unique case identifiers shall not be provided to Amgen personnel. In furtherance of Amgen research, Dialysis Center may agree from time to time, on terms to be negotiated separately by the parties, to use its key to update the patient care data by linking it with information concerning health outcomes, quality of life, and other pertinent data that may become available to Amgen from other sources. Any such linking of data sources shall not provide the identity of any patient to Amgen. Amgen agrees that it will maintain data supplied under this agreement in confidence and that it will not use such data to identify or contact any patient, [DELETED]. No reports by Amgen concerning analyses of the data or the results of such research shall disclose the identity of any patient. Nothing in this Agreement shall limit Dialysis Center's use of its own patient case data, including, without limitation, any and all data to be supplied to Amgen hereunder.

11. Breach of Agreement. Either party may terminate this Agreement for a material breach upon 30 days advance written notice specifying the breach, provided that such breach remains uncured at the end of the 30 day period, [DELETED]. In addition, in the event that Dialysis Center materially breaches any provision of this Agreement, and such breach remains uncured for 30 days following notice by Amgen specifying the breach, [DELETED], Amgen shall have no obligation to continue to offer the terms described herein or pay any further discounts or incentives to Dialysis Center, except those discounts and/or incentives earned by Dialysis Center up to the time of a breach which results in termination.

12. Governing Law. This Agreement shall be governed by the laws of the State of California and the parties submit to the jurisdiction of the California courts, both state and federal.

--------------------------------------------------------------------------------

13. Warranties. Each party represents and warrants to the other that this Agreement (a) has been duly authorized, executed, and delivered by it, (b) constitutes a valid, legal, and binding agreement enforceable against it in accordance with the terms contained herein, and (c) does not conflict with or violate any of its other contractual obligations, expressed or implied, to which it is a party or by which it may be bound. The party executing this Agreement on behalf of Dialysis Center specifically warrants and represents to Amgen that it is authorized to execute this Agreement on behalf of and has the power to bind Dialysis Center and the Affiliates to the terms set forth in this Agreement. [DELETED].

14. Notices. Any notice or other communication required or permitted hereunder (excluding purchase orders) shall be in writing and shall be deemed given or made three days after deposit in the United States mails, with proper postage for first-class registered or certified mail prepaid, return receipt requested, or when delivered personally, or one day following traceable delivery to a nationally recognized overnight delivery service with instructions for overnight delivery, in each case addressed to the parties as follows (or at such other addresses as the parties may notify each other of in writing): Dialysis Center: Total Renal Care, Inc., 21250 Hawthorne Boulevard, Suite 800, Torrance, CA 90503-5517, Attn: Chief Financial Officer, with a copy to General Counsel. Amgen, Inc.: One Amgen Center Drive, Thousand Oaks, CA 91320-1789, Attn: [DELETED].

15. Compliance with Health Care Pricing Legislation and Statutes. Notwithstanding anything contained herein to the contrary, in order to assure compliance, as determined by Amgen in its sole discretion, with any existing federal, state or local statute, regulation or ordinance, or at any time following the enactment of any federal, state, or local law or regulation that in any manner reforms, modifies, alters, restricts, or otherwise affects the pricing of or reimbursement available for EPOGEN(R), Amgen may, in its sole discretion, upon 30 days notice, [DELETED] or exclude any Affiliates from participating in this Agreement unless such Affiliate(s) certifies in writing that they are, or will be, exempt from the provisions thereunder. If such affected Affiliate(s) does not so certify and is therefore excluded from participating in this Agreement, Dialysis Center and Amgen shall meet and in good faith [DELETED].

16. Force Majeure. Neither party will be liable for delays in performance or nonperformance of this Agreement or any covenant contained herein if such delay or nonperformance is a result of Acts of God, civil or military authority, civil disobedience, epidemics, war, failure of carriers to furnish transportation, strike, lockout or other labor disturbances, inability to obtain material or equipment, or any other cause of like or different nature beyond the control of such party.

17. Miscellaneous. No modification of this Agreement will be effective unless made in writing and executed by a duly authorized representative of each party, except as otherwise provided hereunder. Neither party may assign this Agreement to a third party without the prior written consent of the other party, which consent may not be unreasonably withheld, conditioned, or delayed. This Agreement may be executed in one or more counterparts, each of which is deemed to be an original but all of which taken together constitutes one and the same agreement. Whenever a party is permitted by this Agreement to act in its discretion, that party shall be required to exercise its discretion in good faith and in a reasonable manner. To the extent that any provisions of Amgen's general or customary policies and procedures or any terms of any purchase order conflict with or are in addition to the terms of this Agreement, the terms of this Agreement shall govern. Upon expiration or early termination of this Agreement, the rights and obligations set forth in sections 8, 13, 19, and 20 shall survive.

--------------------------------------------------------------------------------

18. Entire Agreement. This Agreement, together with all of the Appendices attached hereto, constitutes the entire understanding between the parties and supersedes all prior written or oral proposals, agreements, or commitments pertaining to the subject matter herein.

19.  [DELETED].

20.  [DELETED].


     Please retain one fully executed original for your records and return the other fully executed original to Amgen.

     The parties executed this Amendment as of the dates set forth below.

     Amgen Inc.                          Total Renal Care, Inc.

     Signature:   /s/ [DELETED]          Signature:   /s/ Richard Whitney
                  ------------------                  -----------------------

     Print Name:  [DELETED]              Print Name:  Richard Whitney
                  -------------------                 -----------------------

     Print Title: [DELETED]              Print Title: CFO
                  -------------------                 -----------------------

     Date:        6/22/00                Date:        6/23/00
                  -------------------                 -----------------------

--------------------------------------------------------------------------------

                Appendix A: Discount Pricing, Schedule, and Terms
                -------------------------------------------------

1. Pricing. Dialysis Center may purchase EPOGEN(R) through Authorized Wholesalers at a [DELETED]. Amgen reserves the right to change the [DELETED] at any time. [DELETED]. Resulting prices do not include any wholesaler markup, service fees, or other charges. [DELETED]. Prices referenced below are the prices in effect at the time of the Commencement Date of this Agreement.

                                   [DELETED]

2. [DELETED] Incentive. Dialysis Center may qualify for an [DELETED] Incentive [DELETED] provided the following requirements are met.

a. Requirements: Dialysis Center's aggregate Qualified Purchases of EPOGEN(R) for [DELETED], by all Affiliates listed on Appendix B on the Commencement Date of this Agreement [DELETED], must equal or exceed [DELETED]. In addition, at least [DELETED] taken on an overall basis (and not separately for each Affiliate) must have [DELETED] (as defined in Section 2(b) below) greater than or equal to [DELETED]. If either of these criteria is not met during [DELETED], Dialysis Center will not qualify for the [DELETED].

--------------------------------------------------------------------------------

         Appendix A: Discount Pricing, Schedule, and Terms (continued)
         -------------------------------------------------------------

     In order to participate in the [DELETED], Dialysis Center must provide the following items to Amgen or to a data collection vendor specified [DELETED], and no later than [DELETED] after [DELETED]. In those cases in which Amgen directs Dialysis Center to submit the [DELETED], Dialysis Center shall be deemed [DELETED] so long as it does so [DELETED], regardless of the [DELETED] to Amgen: [DELETED], (collectively the "Data"); provided, however, that Dialysis Center shall be [DELETED]. Amgen may utilize the Data for any legal purpose, and reserves the right to audit all Data, provided that any audit shall not permit access to information disclosing the identity of any patient. Under no circumstances should the Data include any patient identifiable information including, without limitation, name, complete social security number, address or birth date. The identity of the account submitting the Data and any association with the Data will remain confidential. The [DELETED] test results must be derived from [DELETED] taken immediately before dialysis treatment using [DELETED] testing method [DELETED], must be reported to the [DELETED], and must be submitted [DELETED] in a format acceptable to Amgen. Hand written reports are not acceptable; electronic submission of the Data is preferred.

     In addition, upon execution of this Agreement, Dialysis Center shall simultaneously provide to Amgen an executed "Annual Certification Letter", a copy of which is attached hereto as Exhibit #1. Amgen hereby acknowledges that it has received such required Annual Certification Letter, in form and substance satisfactory to Amgen. Delivery of such Annual Certification Letter shall serve to qualify Dialysis Center's participation in the [DELETED] throughout the Term of this Agreement for the limited purpose of certification of the accuracy of the data submitted to Amgen hereunder.

b. Calculation: Assuming Dialysis Center has fulfilled all requirements as described in Section 2(a) above, the [DELETED] for Dialysis Center will be calculated as follows:

     The [DELETED] for each dialysis patient will be based upon the average of all [DELETED] gathered for each patient [DELETED]. The [DELETED] of all dialysis patients with [DELETED] greater than or equal to [DELETED], will be determined by dividing the total number of dialysis patients with [DELETED] greater than or equal to [DELETED], by the total number of dialysis patients treated by Dialysis Center during that [DELETED].

c. Payment: The [DELETED] will be calculated [DELETED] and paid to Dialysis Center's corporate headquarters, within [DELETED] after receipt by Amgen of all required data. For purposes of calculating the [DELETED] as referenced in Section 2 a) above, Amgen will compare the [DELETED] by all Affiliates listed on Appendix B on the Commencement Date of this Agreement [DELETED], to the aggregate Qualified Purchases of EPOGEN(R) by those same Affiliates listed on Appendix B on the Commencement Date of this Agreement [DELETED].

--------------------------------------------------------------------------------

         Appendix A: Discount Pricing, Schedule, and Terms (continued)
         -------------------------------------------------------------

     [DELETED]. At any time during the Term of this Agreement, if Amgen determines that any Affiliate(s) is consistently not submitting the required Data, Amgen reserves the right in its sole discretion to exclude such Affiliate's Qualified Purchases of EPOGEN(R) from the calculation of the [DELETED]. [DELETED] payments will be based upon the Data received [DELETED], and will equal a percentage of Dialysis Center's total Qualified Purchases of EPOGEN(R) [DELETED] (exclusive of any Qualified Purchases of EPOGEN(R) made by Dialysis Center or any Affiliate not meeting the Data submission requirements described above) as governed by the [DELETED] schedule listed below. [DELETED]. Amgen reserves the right to modify the [DELETED] if the EPOGEN(R) package insert language changes. [DELETED].

            [DELETED] of all dialysis patients                              [DELETED]
     with [DELETED] greater than or equal to [DELETED]                 Incentive Percentage
     Please direct your attention to the EPOGEN(R) package insert      --------------------
     ------------------------------------------------------------

                                   [DELETED]

     [DELETED].

d.   Vesting:  Dialysis Center's [DELETED] will vest on [DELETED].

--------------------------------------------------------------------------------

          Appendix A: Discount Pricing, Schedule, and Terms (continued)
          -------------------------------------------------------------

e. [DELETED] Conversion: Dialysis Center may choose to submit [DELETED] test results rather than [DELETED] test results as a measurement of [DELETED]. If during the Term, Dialysis Center elects to use [DELETED] test results, Dialysis Center must: i) submit a "Notification Letter" to Amgen, a sample of such Notification Letter is attached hereto as Exhibit #2, and ii) begin submitting all [DELETED] test results for all dialysis patients along with all other information described in Section 2(a) above, rather than [DELETED] test results for all dialysis patients at each Affiliate for purposes of participating in the [DELETED]. Amgen will accept the [DELETED] test results, [DELETED], and apply the converted results to the same schedule, requirements, and calculations described above in place of the [DELETED] test results. For the [DELETED] in which Dialysis Center submits its Notification Letter ("Grace Period"), Amgen will apply Dialysis Center's [DELETED] in which complete [DELETED] test results were received [DELETED] to the [DELETED] schedule listed above in order to determine the applicable [DELETED] Percentage earned by Dialysis Center. If Dialysis Center's overall performance on the [DELETED] after the Grace Period does not equal or exceed the overall performance by Dialysis Center prior to [DELETED], Amgen will continue to apply Dialysis Center's [DELETED] through the remainder of the Term, provided that during the time period the [DELETED] is so applied, Dialysis Center's aggregate EPOGEN(R)purchases by all Affiliates listed on Appendix B on the Commencement Date of this Agreement [DELETED], equals or exceeds [DELETED] by those same Affiliates listed on Appendix B on the Commencement Date of this Agreement [DELETED], for the same time period from the previous year. In the event any Affiliates still submitting Data based on [DELETED] test results are added to this Agreement after Dialysis Center has converted to [DELETED], such [DELETED], for [DELETED] in which they were added, shall be included in the calculation of the [DELETED] payment. In order for such added Affiliates' Qualified Purchases of EPOGEN(R)to be included in all subsequent [DELETED] payment calculations, such Affiliate must submit [DELETED] test results rather than [DELETED].

3. [DELETED]. Dialysis Center shall be eligible to receive a [DELETED] if certain data elements are transmitted to Amgen [DELETED]. The [DELETED] will be calculated as a percentage of the Qualified Purchases of EPOGEN(R)attributable to Dialysis Center during [DELETED]. [DELETED]. In order to qualify for the [DELETED], the following [DELETED] must be submitted to Amgen by all Affiliates in [DELETED] acceptable to Amgen [DELETED] Facility ID, [DELETED]. Such [DELETED] must be submitted, on a [DELETED], and no later than [DELETED].[DELETED]. However, if Amgen reasonably determines that any Affiliate is consistently not submitting the required data, Amgen reserves the right in its sole discretion to exclude such Affiliate's Qualified Purchases of EPOGEN(R)from the calculation of the [DELETED] for [DELETED]. The [DELETED] will vest on [DELETED], and payments will be made [DELETED], contingent upon receipt by Amgen of all [DELETED]. [DELETED]

--------------------------------------------------------------------------------

          Appendix A: Discount Pricing, Schedule, and Terms (continued)
          -------------------------------------------------------------

     [DELETED].

4. [DELETED]. Dialysis Center may qualify for the [DELETED] as described below.

a. Calculation: Dialysis Center's [DELETED] will be calculated [DELETED] in accordance with the following formula.

                                   [DELETED]

[DELETED].

For purposes of calculating the [DELETED], Amgen will incorporate Qualified Purchases of EPOGEN(R) from [DELETED].

[DELETED].

[DELETED] payments will be made within [DELETED], contingent upon receipt by Amgen of all necessary [DELETED]. [DELETED].

--------------------------------------------------------------------------------

         Appendix A: Discount Pricing, Schedule, and Terms (continued)
         -------------------------------------------------------------

[DELETED].

b. Vesting: Dialysis Center's [DELETED] will vest [DELETED], and will be paid in accordance with the terms and conditions described above.

--------------------------------------------------------------------------------

                Appendix B: List of Dialysis Center Affiliates

                               (See Referenced)

To ensure you receive the appropriate discount, it is important that we have your current list of Authorized Wholesalers. The following list represents the Wholesalers Amgen currently has associated with your contract. Please update the list by adding or deleting Wholesalers as necessary.

[DELETED]

--------------------------------------------------------------------------------

                                                                      Exhibit #1
                         Annual Certification Letter
                         ---------------------------

June 21, 2000

Total Renal Care, Inc.
21250 Hawthorne Boulevard, Suite 800
Torrance, CA  90503

RE:  EPOGEN(R) (Epoetin alfa) Agreement No. 19990110

Dear [DELETED]:

Thank you for your participation in the [DELETED]. In order for us to process your data, we require that a duly authorized representative of your organization sign the certification below.

Upon receipt of this executed document, we will calculate the value of your incentive. If we do not receive the executed certification, we cannot provide you with this incentive.

If you have any questions regarding this letter please contact me at [DELETED]. Thank you for your assistance in returning this certification.

Sincerely,



[DELETED]
[DELETED] Incentive Analyst

CERTIFICATION:

On behalf of Total Renal Care, Inc. and all eligible Affiliates participating in the [DELETED] under Agreement No. 19990110, the undersigned hereby certifies that the [DELETED] and any other data required to be submitted (herein referred to as "Data"), for each eligible Affiliate during the term of this Agreement shall include the required Data from all dialysis patients from each such Affiliate, [DELETED]. The party executing this document also represents and warrants that it (i) has no reason to believe that the submitted Data will be incorrect, and (ii) is authorized to make this certification on behalf of all eligible Affiliates submitting Data.

Total Renal Care, Inc.

Signature:     /s/ [DELETED]
               -------------------------------
Print Name:    [DELETED]
               -------------------------------
Print Title:   Director, Purchasing
               -------------------------------
Date:          6/23/2000
               -------------------------------

--------------------------------------------------------------------------------

                                                                      Exhibit #2

                          Sample Notification Letter
                          --------------------------

Month X, 2000

[DELETED]
[DELETED] Incentive Analyst
Amgen Inc. [DELETED]
One Amgen Center Drive [DELETED]
Thousand Oaks, CA  91320

RE:  Amgen Agreement No. XXXXXX

Dear [DELETED]:

This letter serves as notification that FSDC Legal Name and all eligible Affiliates participating in the [DELETED] under Agreement No. XXXXXX, will begin using [DELETED] test results as a measurement of [DELETED] as of Month X, 199X, and will begin submitting [DELETED] test results rather than [DELETED] test results for purposes of participating in the [DELETED].

We understand that any discount under the [DELETED] will now be based solely on [DELETED] test results and that [DELETED] test results will no longer be accepted. We also understand that such [DELETED] test results will be [DELETED] and applied to the same schedule, requirements, and calculations described in the [DELETED] outlined in the Agreement.

Sincerely,



Name of Administrator
Title

                                                                 [LOGO OF AMGEN]
                                                 One Amgen Center Drive
                                                 Thousand Oaks, CA 91320-1799
January 17, 2001

Total Renal Care, Inc.
Attn:  Rich Whitney
21250 Hawthorne Boulevard, Suite 800
Torrance, CA  90503

Re: EPOGEN/(R)/ Purchase Agreement #19990110, as amended; [DELETED].

Dear Rich Whitney:

Reference is made to the Agreement indicated above (the "Agreement") by and between Amgen Inc. ("Amgen") and Total Renal Care, Inc. ("TRC") for the purchase of EPOGEN/(R)/.

[DELETED].

Please note that this letter shall be considered a modification to the Agreement and as such should be signed by both parties. Except as herein modified, all other terms of the Agreement shall remain in full force and effect. Please confirm that you are duly authorized to sign and commit on behalf of TRC hereunder and that you have read, understand and agree to the terms of this letter by signing below and returning the signed original copy of the letter to me at the address provided above on the letterhead. A copy of this letter is enclosed for your records.

If you have any questions or comments, please feel free to contact me at 805-313-7480. We look forward to receiving a signed copy of this letter and are anxious to develop our ongoing relationship for the benefit of patients undergoing dialysis.

Sincerely,
   /s/
[DELETED]
National Account Manager

ACKNOWLEDGED AND AGREED:

Date:  January ____, 2001

Total Renal Care, Inc.

By:    /s/ Richard K. Whitney
       ----------------------------

Name:  Richard K. Whitney
       ----------------------------

Title: CFO
       ----------------------------